SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008 (February 7, 2008)

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Addresses of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 7, 2008, MBIA Inc. (the “Company”) disclosed in Item 3.02 of its Current Report on Form 8-K (the “February 7 Form 8-K”) that in connection with entering into an the Amended and Restated Investment Agreement, dated February 6, 2008, entered into between the Company and Warburg Pincus Private Equity X, L.P., the Board of Directors of the Company resolve to amend the Company’s Amended and Restated Certificate of Incorporation. The amendment would have become effective upon the closing of the Backstop Commitment relating to the Offering (defined below), as described in Items 1.02 and 3.02 of the February 7 Form 8-K. However, the Company did not use utilize any portion of the Backstop Commitment in connection with the Offering and accordingly the Company will not adopt the amendment to the Company’s Amended and Restated Certificate of Incorporation.

Item 8.01.	OTHER ITEMS

On February 7, 2008, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Lehman Brothers Inc. (the “Underwriters”) relating to the issuance and sale of 94,650,206 shares (the “Shares”) of the Company’s common stock, par value $1.00 per share, at an offering price to the public of $12.15 per share (the “Offering”). The closing of the Offering occurred on February 13, 2008.

The Shares were issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-144194), which became effective upon filing with the Securities and Exchange Commission on June 29, 2007.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement dated February 7, 2007, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Exhibit 1.1	Underwriting Agreement dated February 7, 2008.
Exhibit 5.1	Opinion of Day Pitney LLP.
Exhibit 23.1	Consent of Day Pitney LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date: February 13, 2008

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated February 13, 2008

Exhibit 1.1	Underwriting Agreement dated February 7, 2008.
Exhibit 5.1	Opinion of Day Pitney LLP.
Exhibit 23.1	Consent of Day Pitney LLP (contained in Exhibit 5.1).